Acquisition Activities Met Life Warehouse Lending Acquisition (Detail) (Warehouse Lending Division, MetLife Bank, N.A., USD $) In Thousands, unless otherwise specified	Jun. 30, 2012
Warehouse Lending Division, MetLife Bank, N.A.
Recognized amounts of identifiable assets acquired and liabilities assumed:
Loans and lease financing receivables	$ 350,997
Accrued interest and fees	617
Total Assets Acquired	351,614
Other liabilities	543
Total Liabilities Assumed	543
Total Identifiable Net Assets	$ 351,071